BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2012 AND 2011

SKODA MINOTTI
CPAs, BUSINESS & FINANCIAL ADVISORS

Delivering on the Promise.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

YEARS ENDED DECEMBER 31, 2012 AND 2011

TABLE OF CONTENTS

INDEPENDENT AUDITORS' REPORT

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
BROADVOX, INC. AND SUBSIDIARIES (THE PARENT)

We have audited the accompanying financial statements of Broadvox Enterprise Services, a business segment of Broadvox, Inc. and subsidiaries, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of operations, changes in parent's equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes assessing the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Broadvox Enterprise Services as of December 31, 2012 and 2011, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Other Matter

As described in Note 1 to the financial statements, the financial statements of Broadvox Enterprise Services reflect the assets, liabilities, revenues, and expenses directly attributable to Broadvox Enterprise Services, as well as allocations deemed reasonable by management, to present the financial position, results of operations, changes in parent's equity, and cash flows of Broadvox Enterprise Services on a stand-alone basis and do not necessarily reflect the financial position, results of operations, changes in parent's equity, and cash flows of Broadvox Enterprise Services in the future or what they would have been had Broadvox Enterprise Services been a separate, stand-alone entity during the periods presented.

SKODA MINOTTI

Cleveland, Ohio
October 31, 2013

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

BALANCE SHEETS
(Dollar amounts in thousands)

DECEMBER 31, 2012 AND 2011

ASSETS

	2012	2011
CURRENT ASSETS		
Cash	$ 2,112	$ 8,648
Accounts receivable - net	2,583	2,739
Prepaid expenses	215	208
	4,910	11,595
PROPERTY AND EQUIPMENT - NET	18,856	20,510
OTHER ASSETS		
Deferred expenses	481	670
Deposits and other assets	450	456
Goodwill	-	3,101
Intangible assets - net	943	1,184
	1,874	5,411
	$ 25,640	$ 37,516

LIABILITIES AND PARENT'S EQUITY

	2012	2011
CURRENT LIABILITIES		
Current portion of capital lease obligations and note payable	$ 2,194	$ 1,680
Accounts payable	990	928
Accrued liabilities	4,474	5,388
Deferred revenue	1,781	1,737
Customer deposits and prepayments	365	443
	9,804	10,176
LONG-TERM LIABILITIES		
Long-term portion of capital lease obligations and note payable	124	1,679
PARENT'S EQUITY	15,712	25,661
	$ 25,640	$ 37,516

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF OPERATIONS
(Dollar amounts in thousands)

YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011
NET REVENUES	$ 30,261	$ 27,996
OPERATING EXPENSES		
Cost of revenues	12,538	12,656
Depreciation and amortization	4,950	4,424
Selling, general, and administrative expenses	17,441	15,669
Goodwill impairment	3,101	-
	38,030	32,749
LOSS FROM OPERATIONS	(7,769)	(4,753)
INTEREST EXPENSE, NET	(165)	(445)
NET LOSS	$ (7,934)	$ (5,198)

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF CHANGES IN PARENT'S EQUITY
(Dollar amounts in thousands)

YEARS ENDED DECEMBER 31, 2012 AND 2011

Balance as of January 1, 2011	$	5,547
Net capital contributions from Parent		25,312
Net loss		(5,198)
Balance as of December 31, 2011		25,661
Net capital distributions to Parent		(2,083)
Share based compensation		68
Net loss		(7,934)
Balance as of December 31, 2012	$	15,712

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

YEARS ENDED DECEMBER 31, 2012 AND 2011

	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net loss	$ (7,934)	$ (5,198)
Adjustments to reconcile net loss to net cash used in operating activities		
Add back: Items not affecting cash		
Depreciation and amortization	4,950	4,424
Bad debts	376	-
Goodwill impairment	3,101	-
Share based compensation	68	-
Cash provided by (used in) changes in the following items:		
(Increase) decrease in accounts receivable	(218)	2,303
Increase in prepaid expenses	(7)	(133)
Decrease in deferred expenses	188	29
(Increase) decrease in deposits and other assets	6	(180)
Increase (decrease) in accounts payable	61	(3,134)
Decrease in accrued liabilities	(914)	(340)
Increase (decrease) in deferred revenue	44	(1,162)
Decrease in customer deposits and prepayments	(78)	(446)
Net cash used in operating activities	(357)	(3,837)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(2,232)	(3,310)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Net capital contributions (distributions) from Parent	(2,083)	10,985
Payments of capital lease obligations and note payable	(1,864)	(2,872)
Net cash provided by (used in) financing activities	(3,947)	8,113
NET INCREASE (DECREASE) IN CASH	(6,536)	966
CASH - BEGINNING OF YEAR	8,648	7,682
CASH - END OF YEAR	$ 2,112	$ 8,648

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

CASH PAID DURING THE YEAR FOR:

INTEREST	$	165	$	445

NON-CASH INVESTING AND FINANCING ACTIVITIES:

During the years ended December 31, 2012 and 2011, the Company incurred capital lease obligations of $823 and $0 to directly finance the acquisition of property and equipment.

During the year ended December 31, 2011, the Parent contributed net assets to the Company totaling $14,327 in connection with the acquisition of TechInvest (see Note 2).

During the year ended December 31, 2011, the Parent refinanced existing Company capital leases with a promissory term note in the amount of $2,879 (see Note 6).

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
(Dollar amounts in thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The accompanying carve-out financial statements include the accounts of Broadvox Enterprise Services (the "Company"), a business segment of Broadvox, Inc. and subsidiaries (the "Parent").

The Company provides customized, integrated cloud-based voice and unified communications solutions to business customers in the form of Session Initiation Protocol ("SIP") trunking voice and data services and hosted Voice over Internet Protocol ("VoIP") based communication services for local access, long-distance, equipment rental, Internet access, voicemail, and other enhanced voice and data services.

The Company is organized under the laws of Delaware. It is subject to certain regulations and requirements of the Federal Communications Commission (the "FCC") and various state public service commissions.

Basis of Presentation

The accompanying financial statements have been prepared on a carve-out basis from the Parent's accounts and reflect the historical accounts directly attributable to the Company together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what their results of operations, financial position, and cash flows would have been had the Company operated as an independent entity. Certain estimates, including allocations from the Parent, have been made to provide financial statements for stand-alone reporting purposes. The Company believes that the assumptions underlying the carve-out financial statements are reasonable. Revenues from the Company's operations were specifically identified. Cost of revenues and operating expenses were allocated using the following methods:

- Specific identification. Where the amounts were specifically identified to the Company, they were classified accordingly.
- Reasonable proportional allocation. Where the amounts were not clearly or specifically identified, management determined a reasonable proportional allocation method.

Parent's equity in the accompanying financial statements represents the Parent's historical investment in the Company, and the accumulated net income (loss) and the net effect of transactions with and allocations from the Parent. The accompanying balance sheets assume a

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company's revenues include voice and data services that can include both usage-based and fixed recurring charges.

Revenues also include recurring and usage-based charges for hosted VoIP communication services for local access, long-distance, toll-free, directory assistance, conference calling, equipment rental, Internet access, voicemail, and other enhanced voice and data services.

The Company recognizes revenue when persuasive evidence of an arrangement exists, services are provided or device delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured. Revenue derived from monthly recurring charges for local voice and data services and other recurring services is billed in advance and deferred until earned. Revenues derived from services that are not included in monthly recurring charges, including long distance, excess charges over monthly rate plans, and terminating access fees from other carriers are recognized monthly as services are provided and billed in arrears. Revenues are net of certain credits and discounts.

Revenues also include nonrecurring charges for cabling, installations, and moves, adds, and changes ("MAC"). Cabling charges are sold as a stand-alone service and are recognized when the services are provided and collectability is reasonably assured. Installation fees represent the initial cost charged by the Company for installing voice phone and data lines in the tenant's premises. The Company defers installation revenues and related costs, which are then recognized ratably over the initial contract periods of the respective installations, typically two to three years. Deferred installation costs in excess of deferred installation revenues are charged to expense in the period incurred.

MAC charges are for labor and materials related to moving, adding, or changing a customer's services. MAC charges are recognized when the services are provided and collectability is reasonably assured as they represent a separate earnings process.

The Company recognizes revenues and cost of revenues on a net basis for certain taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions between the Company and its customers. The Company's accounting policy is to exclude the taxes billed from revenues and cost of revenues.

(Dollar amounts in thousands)

Accounts Receivable and Allowance for Doubtful Accounts

Accounts receivable are comprised of gross amounts invoiced to customers and unbilled revenue. Unbilled revenue represents earned but not invoiced revenue at the balance sheet date. The Company recorded a total of $1,613 and $1,524 of unbilled revenue as of December 31, 2012 and 2011, respectively. Deferred revenue represents the amounts billed to customers in advance but not yet earned.

The allowance for doubtful accounts is established based upon the amount the Company reasonably expects to ultimately collect from customers and is estimated based on a number of factors, including a specific customer's ability to meet its financial obligations to the Company, as well as general factors, such as the length of time the receivables are past due, historical collection experience and the general economic environment. Based on management's assessment, the Company provides for estimated uncollectible amounts through a charge to bad debt expense and a credit to the allowance account. Balances that remain outstanding after the Company has used reasonable collection efforts are written off through a charge to the allowance account. The Company recognized $376 and $0 of bad debt expense in 2012 and 2011, respectively. At December 31, 2012 and 2011, the allowance for doubtful accounts totaled $268 and $274, respectively.

Property and Equipment

Property and equipment is stated at cost except for those assets acquired in business combinations, which are recorded at fair value as of the acquisition date. Depreciation is computed over the estimated useful lives of the assets (generally three to seven years) by straight-line methods for financial reporting purposes. Depreciation of leasehold improvements is recognized over the lesser of the estimated useful lives of the assets or the term of the lease. Routine repairs and maintenance costs are expensed as incurred.

Goodwill

Goodwill represents the cost in excess of the fair value of net tangible and identifiable intangible assets acquired and is not amortized for financial reporting purposes. Management of the Company evaluates the carrying value of goodwill at least annually or when a possible impairment is indicated using qualitative analysis and, if necessary, fair value measurement techniques. See Note 5 for further discussion.

Intangible Assets

Intangible assets consist primarily of customer relationships, licenses and trade names and are being amortized using the straight-line method over the estimated useful lives as follows:

Customer relationships	5 – 7 years
Licenses	5 years
Trade names	4 years

(Dollar amounts in thousands)

Impairment of Long-Lived Assets

The Company evaluates impairment losses on long-lived assets used in operations and finite-lived intangible assets when events and circumstances indicate that the assets might be impaired. If the Company's review indicates that the carrying value of an asset will not be recoverable, based on a comparison of the carrying value of the asset to the undiscounted cash flows, the impairment will be measured by comparing the carrying value of the asset to the asset's fair value. Fair values are determined based on discounted cash flows, quoted market values, or independent appraisals. Long-lived assets are reviewed for impairment at the individual asset or the asset group level for which the lowest level of independent cash flows can be identified. The Company did not incur any impairment charges related to intangible assets for the years ended December 31, 2012 and 2011.

Presentation of Sales and Telecommunications Tax

Various federal, state and local tax jurisdictions impose sales and telecommunications taxes on the Company's sales to non-exempt customers. The Company collects sales and telecommunications taxes from non-exempt customers and remits collected amounts to the respective federal, state and local tax jurisdictions. All non-remitted amounts are recorded in accrued liabilities at year end. At December 31, 2012 and 2011, the Company recorded $1,418 and $994, respectively, of sales and telecommunications tax which is included under accrued liabilities in the accompanying balance sheets.

Income Taxes

The Company's taxable income (loss) is allocated to the shareholders of the Parent in accordance with their respective percentage of ownership in the Parent and is therefore a disregarded entity for Federal income tax purposes. Therefore, no provision or liability for income taxes has been included in the accompanying financial statements.

Share Based Compensation

The Parent maintains a stock option plan, which provides for the granting of qualified stock options to officers, directors, and key employees. The Company accounts for share-based compensation in accordance with *Accounting Standards Codification Topic ("ASC") 718 – Stock Compensation*, which requires companies to measure and recognize compensation expense for all share-based payments at fair value. Compensation cost is recorded over the vesting period directly to paid-in capital. The Company recorded $68 and $0 of allocable compensation expense in 2012 and 2011, respectively.

(Dollar amounts in thousands)

Leasing Arrangements

The Company's Atlanta, Georgia and Dallas, Texas real property leases contain escalation clauses and renewal options. In accordance with *ASC 840 - Leases*, the Company recognizes rental expense for leases that contain predetermined fixed escalation clauses on a straight-line basis over the expected term of the leases. The difference between the amounts charged to expense and the contractual minimum lease payment is recorded as a liability in the accompanying balance sheets. At December 31, 2012 and 2011, the liability due to escalation clauses was $81 and $14, respectively, and is included in accrued liabilities in the accompanying balance sheets.

Concentrations of Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist of trade accounts receivable, which are unsecured, and cash.

The Company's risk is mitigated by the accounts receivable being diversified among a large number of customers with relatively low average balances segregated geographically. No single customer or group of customers accounts for more than 10% of the Company's revenues or more than 5% of the Company's accounts receivable.

The Company maintains its cash balances in commercial bank accounts, which at times may exceed FDIC insured amounts.

Accrued Liabilities

The Parent and its subsidiaries have certain federal, state, and local tax filing and remittance requirements. As a result of tax audits initiated by various jurisdictions as well as an internal review of the Company's tax filing procedures, the Company has accrued for potential tax liabilities relating to sales tax, telecommunications tax, and income and franchise tax.

Contingencies

The Company accrues for contingent obligations, including estimated legal costs, when the obligation is probable and the amount is reasonably estimable. As facts concerning contingencies become known, the Company will reassess its position and make appropriate adjustments to the financial statements.

Advertising Costs

The Company expenses advertising costs in support of its sales efforts as these costs are incurred. The Company recorded $597 and $790 of advertising expense in 2012 and 2011, respectively.

(Dollar amounts in thousands)

2. ACQUISITION

On January 14, 2011 the Parent purchased 100% of the equity interests of TechInvest Holding Company, LLC (TechInvest). The aggregate purchase price was $22,187, of which $14,535 was allocated to the Company. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed by the Company in connection with the purchase of TechInvest:

Current assets	$	5,133
Property and equipment		21,392
Other assets		921
Customer relationships		1,000
Trade name		300
Goodwill		3,101
Total assets acquired		31,847
Current liabilities		11,081
Capital lease obligations		6,231
Total liabilities assumed		17,312
Total allocated purchase price		14,535
Less: cash acquired		(208)
Net capital contribution from Parent	$	14,327

The following (unaudited) pro forma consolidated statement of income has been prepared as if the purchase of TechInvest had occurred on January 1, 2011:

Revenues	$	29,476
Cost of revenues		13,247
Gross profit		16,229
Selling, general and administrative		16,258
Depreciation and amortization		4,424
Operating expenses		20,682
Loss from operations		(4,453)
Other expense		468
Net loss	$	(4,921)

(Dollar amounts in thousands)

3. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

	2012	2011
Equipment and software	$ 27,433	$ 24,369
Furniture and fixtures	129	128
Leasehold improvements	195	205
	27,757	24,702
Less: Accumulated depreciation	(8,901)	(4,192)
	$ 18,856	$ 20,510

Property and equipment includes $19,202 and $16,094 of VOIP equipment, which includes equipment at customer locations, as of December 31, 2012 and 2011, respectively. The Company recorded approximately $4,709 and $4,192 of depreciation expense related to property and equipment in 2012 and 2011, respectively.

4. INTANGIBLE ASSETS

In connection with the acquisition of TechInvest, the Company acquired additional intangible assets in 2011 in the form of customer relationships and a trade name. The customer relationships and trade name were valued at $1,000 and $300, respectively. The Company also had another customer relationship intangible that existed prior to the acquisition of TechInvest.

The carrying value and accumulated amortization of intangible assets as of December 31, 2012 were as follows:

	Gross Amount	Accumulated Amortization	Net Amount
Customer relationships - TechInvest	$ 1,000	$ (279)	$ 721
Customer relationships - Other	139	(70)	69
Trade name	300	(147)	153
Intangible assets, net	$ 1,439	$ (496)	$ 943

The carrying value and accumulated amortization of intangible assets as of December 31, 2011 were as follows:

	Gross Amount	Accumulated Amortization	Net Amount
Customer relationships - TechInvest	$ 1,000	$ (137)	$ 863
Customer relationships - Other	139	(46)	93
Trade name	300	(72)	228
Intangible assets, net	$ 1,439	$ (255)	$ 1,184

The Company recorded a total of $241 and $232 of amortization expense for the years ended December 31, 2012 and 2011, respectively.

(Dollar amounts in thousands)

The estimated aggregate amortization expense for future periods is as follows:

YEAR ENDING DECEMBER 31,	
2013	$ 241
2014	241
2015	169
2016	143
2017	143
Thereafter	6
	$ 943

5. GOODWILL

The carrying value and accumulated impairment losses for goodwill as of December 31, 2012 and 2011 and the summary of changes during the years then ended is as follows:

	Gross Amount	Accumulated Impairment Losses	Net Amount
January 1, 2011	$ -	$ -	$ -
TechInvest acquisition	3,101	-	3,101
December 31, 2011	3,101	-	3,101
Impairment charge	-	(3,101)	(3,101)
December 31, 2012	$ 3,101	$ (3,101)	$ -

At December 31, 2012, the goodwill recorded in connection with the TechInvest acquisition was determined to be fully impaired based on the implied fair value of the goodwill as tested in accordance with ASC 350-20, using discounted cash flow and guideline public company valuation methodologies.

6. CAPITAL LEASE OBLIGATIONS AND NOTE PAYABLE

Capital Leases

The Company has entered into various capital leases for certain equipment and other property used in its operations payable in monthly installments that varied as leases were added or completed. Interest rates ranged from 3.42% to 15.00%, due at various times through May 2014. These capital leases are collateralized by equipment with an aggregate cost of $7,475 and an aggregate net book value of $5,010.

(Dollar amounts in thousands)

Capital lease obligations as of December 31, 2012 consisted of the following:

Capital leases	$	925
Current portion		(801)
Long-term portion	$	124

Minimum future lease payments for non-cancelable capital lease agreements, having remaining terms in excess of one year, were as follows:

YEAR ENDING DECEMBER 31,		
2013	$	803
2014		124
Total minimum lease payments		927
Less: Interest portion		(2)
Present value of net minimum lease payments	$	925

Promissory Term Note

On June 22, 2011, the Parent entered into a Promissory Note Agreement with a bank. Under this agreement the Company received a total of $2,879. The note was used to refinance certain existing Company capital leases. This note bears interest of 3.42% per annum and has a maturity date of June 21, 2014. The Company makes monthly payments of $84 as required by the terms of the agreement. As of December 31, 2012 and 2011, the outstanding balance on this note was $1,393 and $2,335, respectively.

The scheduled future maturities of this term note are as follows:

YEAR ENDING DECEMBER 31,		
2013	$	976
2014		417
	$	1,393

Under the terms of the agreement, the Parent is required to meet and maintain certain financial covenants. As of December 31, 2012, the Parent was not in compliance with these covenants and is in default of its agreement with the bank. As a result, the outstanding loan balance has been classified as a current liability in the accompanying balance sheet as of December 31, 2012.

(Dollar amounts in thousands)

7. ACCRUED LIABILITIES

Accrued liabilities consisted of the following as of December 31:

	2012	2011
Accrued other expenses	$ 732	$ 3,143
Accrued compensation and benefits	311	286
Accrued telecommunications	14	129
Accrued taxes	3,417	1,830
	$ 4,474	$ 5,388

8. PROFIT SHARING PLAN

The Parent established for all employees a profit sharing plan which qualifies under Section 401(k) of the Internal Revenue Code. Under this plan, participants may contribute a portion of their annual compensation and receive, at management's discretion, employer matching contributions up to specified maximum limits. Management decided not to match employees' contributions in 2012 or 2011. As a result, there was no profit sharing expense allocated to the Company and recorded in 2012 or 2011.

9. LEASES

The Company is obligated under several operating lease agreements for office space. Future annual minimum rental payments under these leases are as follows:

YEAR ENDING DECEMBER 31,	
2013	$ 944
2014	664
2015	291
2016	163
2017	82
Thereafter	166
	$ 2,310

Rent expense totaled approximately $745 and $838 for the years ended December 31, 2012 and 2011, respectively.

(Dollar amounts in thousands)

10. COMMITMENTS AND CONTINGENCIES

Obligations Under Communications Service Agreements

As of December 31, 2012, the Company's contracts with its communications network providers for leased voice and data transport and other services contained certain minimum purchase or take-or-pay commitments. These contracts expire at various times through December 2013. Future minimum payments under these contracts total $1,643.

Legal Proceedings

The Parent is subject to legal proceedings and claims that arise in the ordinary course of business. In addition, the Company operates in an increasingly regulated industry and is subject to regulation by telecommunications authorities at the federal, state and local levels. The Company regularly evaluates the potential impact of regulatory changes to determine whether sufficient information exists to require either disclosure and/or accrual in accordance with GAAP. The Company has made a provision for pending legal claims for which the outcome is not favorable.

Except as set forth below, the Company does not believe that any such legal proceedings, claims or regulatory issues will have a material adverse effect on the financial position, results of operations, or cash flows of the Company.

Intelisys and SMI Disputes

Between 2008 and 2011, Intelisys Communications, Inc. (*"Intelisys"*) and Schaefer Management, Inc. (*"SMI"*) served as value added resellers (*"VAR"*) for the Parent. In May 2011, the Parent terminated each VAR contract with Intelisys and SMI per the terms of each contract. Each VAR alleges that the Parent wrongfully withheld commissions before and after termination and that each VAR is entitled to unpaid commissions as damages.

In October 2011, Intelisys filed a complaint against the Parent seeking money damages plus other costs alleging breach of contract. The Parent's estimated maximum exposure to Intelisys was approximately $35, plus attorney fees and interest. In October 2013, the complaint was dismissed.

SMI has not filed suit against the Parent but has demanded full payment for commissions allegedly owed from 2011 through 2013, or approximately $333. Settlement discussions for much smaller payments have taken place but an agreement has not been reached. The Company does not believe it is possible to determine the likelihood of any unfavorable outcome or an estimate of the amount of probable loss.

(Dollar amounts in thousands)

Rates Technology Lawsuit

The Parent has been sued for infringing two patents directed to least-cost routing. The case is currently in the preliminary motion period. The Parent believes it has a strong defense of non-infringement to the asserted patents, and, therefore, there is low probability that there would be an unfavorable outcome. The Company is unable to estimate any potential loss and intends to contest the case vigorously.

Klausner Technologies Lawsuit

In 2011, Klausner Technologies, Inc. filed a patent infringement suit against the Parent seeking both a preliminary and permanent injunction as well as compensatory damages. Outside counsel believes that the litigation can be settled, which is currently being considered by the Parent.

Georgia Sales Tax Audit

The Parent is under audit by the Georgia Department of Revenue with respect to sales tax for periods ranging from 2005 through 2008. The Parent ultimately believes it will settle the audit for $304 in 2013. As of December 31, 2012 and 2011, the Company had accrued $128 and $10, respectively, for its allocation of potential exposure related to this audit and its estimated liability for open tax years.

City of Los Angeles Telephone Users Tax Audit

The Parent is under audit by the City of Los Angeles with respect to telephone users tax for periods ranging from 2005 through 2007. As of December 31, 2012 and 2011, the Company had accrued $23 and $16, respectively, for its estimate of potential liability related to this audit.

Illinois Sales Tax Audit

The Parent was under audit by the Illinois Department of Revenue with respect to sales tax for periods ranging from 2009 through 2011. As of December 31, 2012 and 2011, the Company had accrued $15 and $0, respectively, for its estimate of potential liability related to this audit. In June 2013, the Parent settled this audit and paid the Illinois Department of Revenue $15.

New York Gross Receipts Tax Audit

The Parent was under audit by the New York Department of Revenue with respect to gross receipts tax for periods ranging from 2009 through 2011. As of December 31, 2012 and 2011, the Company had accrued $50 and $0, respectively, for its estimate of potential liability related to this audit and its estimated liability for open tax years.

(Dollar amounts in thousands)

Voluntary Disclosure Agreements for Sales Tax, Telecommunication Tax, and Income Tax

In January 2013, the Parent filed requests with various states and jurisdictions for Voluntary Disclosure Agreements ("VDA") relating to various unremitted sales tax, telecommunications tax, and income and franchise tax. As of December 31, 2012 and 2011, the Company had recorded an accrual for its allocable sales and telecommunications taxes of $1,877 and $1,177, respectively, for the estimated liability related to this issue. Additional amounts subject to the VDA requests are included in income and franchise taxes payable on the accompanying balance sheets as of December 31, 2012 and 2011.

11. RELATED PARTY TRANSACTIONS

At December 31, 2012 and 2011, the Company had net amounts due from related party affiliates Infotelecom, AE Aviation Leasing, LLC, BZT Acquisition, LLC, and AE Real Estate, LLC, totaling $363 and $396. In addition, the Company is a guarantor of a mortgage held by BZT Acquisition, LLC in the amount of $2,013 at December 31, 2012. These amounts are non-interest bearing and have no definite repayment dates. These amounts are not expected to be repaid within the next twelve months. Accordingly, this balance is included in other assets in the accompanying balance sheets.

Additionally, the Company regularly purchases various communications services from its Parent. Purchases for such services totaled $4,502 and $3,680 for the years ended December 31, 2012 and 2011, respectively.

12. SUBSEQUENT EVENT

Management evaluates events occurring subsequent to the date of the financial statements in determining the accounting for and disclosure of transactions and events that affect the financial statements. Subsequent events have been evaluated through October 31, 2013, which is the date the financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements other than those described herein.

On August 30, 2013, the Parent signed an Asset Purchase and Sale Agreement (the "APA") to sell substantially all of the Company's assets to Fusion Telecommunications International, Inc. Per the terms of the APA, the purchase price will be $32,100 and may be adjusted for certain target net working capital balances. The APA is expected to close by November 15, 2013.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

FINANCIAL STATEMENTS

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND 2012

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2013 AND 2012

TABLE OF CONTENTS

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

BALANCE SHEETS
(Dollar amounts in thousands)

SEPTEMBER 30, 2013 AND DECEMBER 31, 2012

ASSETS

	September 30, 2013	December 31, 2012
CURRENT ASSETS		
Cash	$ 3,220	$ 2,112
Accounts receivable - net of allowance for doubtful accounts of $240 and $268, respectively	2,943	2,583
Prepaid expenses	226	215
	6,389	4,910
PROPERTY AND EQUIPMENT - NET	16,716	18,856
OTHER ASSETS		
Deferred expenses	132	481
Deposits and other assets	423	450
Intangible assets - net	762	943
	1,317	1,874
	$ 24,422	$ 25,640

LIABILITIES AND PARENT'S EQUITY

	September 30, 2013	December 31, 2012
CURRENT LIABILITIES		
Current portion of note payable and capital lease obligations	$ 1,013	$ 2,194
Accounts payable	1,156	990
Accrued liabilities	6,141	4,474
Deferred revenue	1,686	1,781
Customer deposits and prepayments	357	365
	10,353	9,804
LONG-TERM LIABILITIES		
Long-term portion of capital lease obligations	60	124
PARENT'S EQUITY	14,009	15,712
	$ 24,422	$ 25,640

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF OPERATIONS
(Dollar amounts in thousands)

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	Three months ended September 30, 2013	Three months ended September 30, 2012	Nine months ended September 30, 2013	Nine months ended September 30, 2012
NET REVENUES	$ 8,658	$ 7,637	$ 24,503	$ 22,617
OPERATING EXPENSES				
Cost of revenues	2,814	3,024	8,277	9,610
Depreciation and amortization	1,000	1,249	3,103	3,676
Selling, general, and administrative expenses	4,291	4,323	13,216	12,896
	8,105	8,596	24,596	26,182
INCOME (LOSS) FROM OPERATIONS	553	(959)	(93)	(3,565)
INTEREST EXPENSE, NET	24	40	93	148
NET INCOME (LOSS)	$ 529	$ (999)	$ (186)	$ (3,713)

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF CHANGES IN PARENT'S EQUITY
(Dollar amounts in thousands)

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	2013		2012	
Balance as of January 1,	$	15,712	$	25,661
Net capital distributions to Parent		(1,596)		(1,201)
Share based compensation		79		51
Net loss		(186)		(3,713)
Balance as of September 30,	$	14,009	$	20,798

The accompanying notes are an integral part of these financial statements.

BROADVOX ENTERPRISE SERVICES
(A BUSINESS SEGMENT OF BROADVOX, INC. AND SUBSIDIARIES)

STATEMENTS OF CASH FLOWS
(Dollar amounts in thousands)

NINE MONTHS ENDED SEPTEMBER 30, 2013 AND 2012

	September 30, 2013	September 30, 2012
CASH FLOWS FROM OPERATING ACTIVITIES:		
Net loss	$ (186)	$ (3,713)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities		
Add back: Items not affecting cash		
Depreciation and amortization	3,103	3,676
Bad debts	59	304
Share based compensation	79	51
Cash provided by (used in) changes in the following items:		
Increase in accounts receivable	(422)	(114)
Increase in prepaid expenses	(11)	234
Decrease in deferred expenses	349	115
(Increase) decrease in deposits and other assets	27	(692)
Increase (decrease) in accounts payable	167	(16)
Increase (decrease) in accrued liabilities	1,668	(2,039)
Increase (decrease) in deferred revenue	(95)	79
Decrease in customer deposits and prepayments	(7)	(40)
Net cash provided by (used in) operating activities	4,731	(2,155)
CASH FLOWS FROM INVESTING ACTIVITIES:		
Purchases of property and equipment	(664)	(1,486)
CASH FLOWS FROM FINANCING ACTIVITIES:		
Net capital distributions to Parent	(1,596)	(1,201)
Payments of note payable and capital lease obligations	(1,363)	(1,271)
Net cash used in financing activities	(2,959)	(2,472)
NET INCREASE (DECREASE) IN CASH	1,108	(6,113)
CASH - BEGINNING OF PERIOD	2,112	8,648
CASH - END OF PERIOD	$ 3,220	$ 2,535

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

	September 30, 2013	September 30, 2012
CASH PAID DURING THE PERIOD FOR:		
INTEREST	$ 93	$ 148

NON-CASH INVESTING AND FINANCING ACTIVITIES:

During the periods ended September 30, 2013 and 2012, the Company incurred capital lease obligations of $118 and $0 to directly finance the acquisition of property and equipment.

The accompanying notes are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
(Dollar amounts in thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

The accompanying carve-out financial statements include the accounts of Broadvox Enterprise Services (the "Company"), a business segment of Broadvox, Inc. and subsidiaries (the "Parent").

The Company provides customized, integrated cloud-based voice and unified communications solutions to business customers in the form of Session Initiation Protocol ("SIP") trunking voice and data services and hosted Voice over Internet Protocol ("VoIP") based communication services for local access, long-distance, equipment rental, Internet access, voicemail, and other enhanced voice and data services.

The Company is organized under the laws of Delaware. It is subject to certain regulations and requirements of the Federal Communications Commission (the "FCC") and various state public service commissions.

Basis of Presentation

The accompanying interim financial statements are unaudited and therefore omit certain information and footnotes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). These financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto included in the Company's audited financial statements for the year ended December 31, 2012. Management believes the unaudited financial information includes all adjustments (consisting only of normal recurring accruals) necessary to present fairly the results of operations, financial position and cash flows for the interim periods shown. The results of operations for the interim periods are not necessarily indicative of results for the entire year. The same accounting policies are followed for preparing quarterly and annual financial information unless disclosed otherwise in the notes below.

The accompanying financial statements have been prepared on a carve-out basis from the Parent's accounts and reflect the historical accounts directly attributable to the Company together with allocations of costs and expenses. The financial statements may not be indicative of future performance and may not reflect what their results of operations, financial position, and cash flows would have been had the Company operated as an independent entity. Certain estimates, including allocations from the Parent, have been made to provide financial statements for stand-alone reporting purposes. The Company believes that the assumptions underlying the carve-out financial statements are reasonable. Revenues from the Company's operations were specifically identified. Cost of revenues and operating expenses were allocated using the following methods:

- Specific identification. Where the amounts were specifically identified to the Company, they were classified accordingly.
- Reasonable proportional allocation. Where the amounts were not clearly or specifically identified, management determined a reasonable proportional allocation method.

Parent's equity in the accompanying financial statements represents the Parent's historical investment in the Company, the accumulated net income (loss) of the Company and the net effect of transactions with and allocations from the Parent. The accompanying balance sheets assume a settlement of the balance in intercompany accounts at the end of each reporting period presented as a net cash capital contribution (distribution) and corresponding net increase (decrease) in parent's equity.

Accounting Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

The Company's revenues include voice and data services that can include both usage-based and fixed recurring charges.

Revenues also include recurring and usage-based charges for hosted VoIP communication services for local access, long-distance, toll-free, directory assistance, conference calling, equipment rental, Internet access, voicemail, and other enhanced voice and data services.

The Company recognizes revenue when persuasive evidence of an arrangement exists, services are provided or device delivery has occurred, the fee is fixed or determinable, and collectability is reasonably assured. Revenue derived from monthly recurring charges for local voice and data services and other recurring services is billed in advance and deferred until earned. Revenues derived from services that are not included in monthly recurring charges, including long distance, excess charges over monthly rate plans, and terminating access fees from other carriers are recognized monthly as services are provided and billed in arrears. Revenues are net of certain credits and discounts.

Revenues also include nonrecurring charges for cabling, installations, and moves, adds, and changes ("MAC"). Cabling charges are sold as a stand-alone service and are recognized when the services are provided and collectability is reasonably assured. Installation fees represent the initial cost charged by the Company for installing voice phone and data lines in the tenant's premises. The Company defers installation revenues and related costs, which are then recognized ratably over the initial contract periods of the respective installations, typically two to three years. Deferred installation costs in excess of deferred installation revenues are charged to expense in the period incurred.

MAC charges are for labor and materials related to moving, adding, or changing a customer's services. MAC charges are recognized when the services are provided and collectability is reasonably assured as they represent a separate earnings process.

(Dollar amounts in thousands)

The Company recognizes revenues and cost of revenues on a net basis for certain taxes assessed by governmental authorities that are imposed on and concurrent with specific revenue-producing transactions between the Company and its customers. The Company's accounting policy is to exclude the taxes billed from revenues and cost of revenues.

2. PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:

	September 30, 2013	December 31, 2012
Equipment and software	$ 28,198	$ 27,433
Furniture and fixtures	129	129
Leasehold improvements	212	195
	28,539	27,757
Less: Accumulated depreciation	(11,823)	(8,901)
	$ 16,716	$ 18,856

Property and equipment includes $19,661 and $19,202 of VOIP equipment, which includes equipment at customer locations as of September 30, 2013 and December 31, 2012, respectively. The Company recorded approximately $2,922 and $3,495 of depreciation expense related to property and equipment during the nine month periods ended September 30, 2013 and 2012, respectively.

3. INTANGIBLE ASSETS

In connection with the 2011 acquisition of TechInvest Holding Company, LLC ("TechInvest"), the Company acquired intangible assets in the form of customer relationships and a trade name, valued at $1,000 and $300, respectively. The Company also had another customer relationship intangible that existed prior to the acquisition of TechInvest.

The carrying value and accumulated amortization of intangible assets as of September 30, 2013 were as follows:

	Gross Amount	Accumulated Amortization	Net Amount
Customer relationships - TechInvest	$ 1,000	$ (387)	$ 613
Customer relationships - Other	139	(87)	52
Trade name	300	(203)	97
Intangible assets, net	$ 1,439	$ (677)	$ 762

(Dollar amounts in thousands)

The carrying value and accumulated amortization of intangible assets as of December 31, 2012 were as follows:

	Gross Amount	Accumulated Amortization	Net Amount
Customer relationships - TechInvest	$ 1,000	$ (279)	$ 721
Customer relationships - Other	139	(70)	69
Trade name	300	(147)	153
Intangible assets, net	$ 1,439	$ (496)	$ 943

The Company recorded a total of $181 and $181 of amortization expense for the nine month periods ended September 30, 2013 and 2012, respectively.

4. CAPITAL LEASE OBLIGATIONS AND NOTE PAYABLE

Capital Leases

The Company has entered into various capital leases for certain equipment and other property used in its operations payable in monthly installments that varied as leases were added or completed. Interest rates ranged from 6.61% to 15.00%, due at various times through March 2016. These capital leases are collateralized by equipment with an aggregate cost of $5,507 and an aggregate net book value of $3,688.

Capital lease obligations as of September 30, 2013 consisted of the following:

Capital leases	$ 409
Current portion	(349)
Long-term portion	$ 60

Promissory Term Note

On June 22, 2011, the Parent entered into a Promissory Note Agreement with a bank. Under this agreement the Company received a total of $2,879. The note was used to refinance certain existing Company capital leases. This note bears interest of 3.42% per annum and has a maturity date of June 21, 2014. The Company makes monthly payments of $84 as required by the terms of the agreement. As of September 30, 2013 and December 31, 2012, the outstanding balance on this note was $664 and $1,393, respectively.

Under the terms of the agreement, the Parent is required to meet and maintain certain financial covenants. As of September 30, 2013 and December 31, 2012, the Parent was not in compliance with these covenants and is in default of its agreement with the bank.

(Dollar amounts in thousands)

5. ACCRUED LIABILITIES

Accrued liabilities consisted of the following as of the following dates:

	September 30, 2013	December 31, 2012
Accrued other expenses	$ 1,218	$ 746
Accrued compensation and benefits	590	311
Accrued sales, telecommunications, and other taxes	4,333	3,417
	$ 6,141	$ 4,474

6. COMMITMENTS AND CONTINGENCIES

Obligations Under Communications Service Agreements

As of September 30, 2013 and December 31, 2012, the Company's contracts with its communications network providers for leased voice and data transport and other services contained certain minimum purchase or take-or-pay commitments. These contracts expire at various times through August 2014. Minimum future payments under these contracts total $822.

Legal Proceedings

The Parent is subject to legal proceedings and claims that arise in the ordinary course of business. In addition, the Company operates in an increasingly regulated industry and is subject to regulation by telecommunications authorities at the federal, state and local levels. The Company regularly evaluates the potential impact of regulatory changes to determine whether sufficient information exists to require either disclosure and/or recognition in the financial statements in accordance with U.S. GAAP. The Company has provided for pending legal claims for which the probable outcome is not favorable.

Except as set forth below, the Company does not believe that any such legal proceedings, claims or regulatory issues will have a material adverse effect on the financial position, results of operations, or cash flows of the Company.

Intelisys and SMI Disputes

Between 2008 through 2011, Intelisys Communications, Inc. ("*Intelisys*") and Schaefer Management, Inc. ("*SMI*") served as value added resellers ("*VAR*") for the Parent. In May 2011, the Parent terminated the respective VAR contract with each of Intelisys and SMI per the terms of the respective contracts. Both VARs allege that the Parent wrongfully withheld commissions before and after termination and are therefore entitled to unpaid commissions as damages.

In October 2011, Intelisys filed a complaint against the Parent seeking money damages plus other costs alleging breach of contract. The Parent's estimated maximum exposure to Intelisys was approximately $35, plus attorney fees and interest. In October 2013, the complaint was dismissed.

(Dollar amounts in thousands)

SMI has not filed suit against the Parent but has demanded full payment for commissions allegedly owed from 2011 through 2013 of approximately $333. Settlement discussions for payments of lesser amounts have taken place but an agreement has not been reached. The Company does not believe it is possible to determine the likelihood of any unfavorable outcome or an estimate of the amount of probable loss.

Rates Technology Lawsuit

The Parent has been sued for infringing two patents directed to least-cost routing. The case is currently in the preliminary motion period. The Parent believes it has a strong defense of non-infringement to the asserted patents, and, therefore, there is low probability that there would be an unfavorable outcome. The Company is unable to estimate any potential loss and intends to contest the case vigorously.

Klausner Technologies Lawsuit

In 2011, Klausner Technologies, Inc. filed a patent infringement suit against the Parent seeking both a preliminary and permanent injunction as well as compensatory damages. Outside counsel believes that the litigation can be settled, which is currently being considered by the Parent.

Georgia Sales Tax Audit

The Parent is under audit by the Georgia Department of Revenue with respect to sales tax for periods ranging from 2005 through 2008. As of September 30, 2013 and December 31, 2012, the Company had accrued $128 for its allocation of potential exposure related to this audit and its estimated liability for open tax years.

City of Los Angeles Telephone Users Tax Audit

The Parent is under audit by the City of Los Angeles with respect to telephone users tax for periods ranging from 2005 through 2007. As of September 30, 2013 and December 31, 2012, the Company had accrued $23 for its estimate of potential liability related to this audit.

Illinois Sales Tax Audit

The Parent was under audit by the Illinois Department of Revenue with respect to sales tax for periods ranging from 2009 through 2011. As of December 31, 2012, the Company had accrued $15 for its estimate of potential liability related to this audit. In June 2013, the Parent settled this audit and paid the Illinois Department of Revenue for $15.

New York Gross Receipts Tax Audit

The Parent was under audit by the New York Department of Revenue with respect to gross receipts tax for periods ranging from 2009 through 2011. As of September 30, 2013 and December 31, 2012, the Company had accrued $50 for its estimate of potential liability related to this audit and its estimated liability for open tax years.

(Dollar amounts in thousands)

Voluntary Disclosure Agreements for Sales Tax and Telecommunication Tax

In January 2013, the Parent filed requests with various states and jurisdictions for Voluntary Disclosure Agreements ("VDA") relating to various unremitted sales tax and telecommunications tax. As of September 30, 2013 and December 31, 2012, the Company had recorded an accrual for its allocable sales and telecommunications taxes of $2,266 and $1,877, respectively, for the estimated liability related to this issue.

7. RELATED PARTY TRANSACTIONS

At September 30, 2013 and December 31, 2012, the Company had net amounts due from related party affiliates Infotelecom, LLC, AE Aviation Leasing, LLC, BZT Acquisition, LLC, and AE Real Estate, LLC, totaling $351 and $363. These amounts are non-interest bearing and have no definite repayment dates. These amounts are not expected to be repaid within the next twelve months. Accordingly, this balance is included in other assets in the accompanying balance sheets.

Additionally, the Company regularly purchases various communications services from its Parent. Purchases for such services totaled $3,010 and $3,533 for the nine month periods ended September 30, 2013 and 2012, respectively.

8. SUBSEQUENT EVENT

Management evaluates events occurring subsequent to the date of the financial statements in determining the accounting for and disclosure of transactions and events that affect the financial statements. Subsequent events have been evaluated through November 8, 2013, which is the date the financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements other than those described herein.

On August 30, 2013, the Parent signed an Asset Purchase and Sale Agreement (the "APA") to sell substantially all of the Company's assets to a subsidiary of Fusion Telecommunications International, Inc. ("Fusion"). Under the terms of the APA, Fusion has also agreed to assume substantially all of the on-going liabilities of the Company incurred in the ordinary course of business. The purchase price will be $32,100 and may be adjusted for certain target net working capital balances. The transaction is expected to close in the fourth quarter of 2013.